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                                                                   Exhibit 23.02

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 2 to the Registration Statement No. 333-126172 of our report dated June 25, 2008, relating to the financial statements of Man-AHL 130, LLC appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the headings "Lawyers; Accountants" in such Prospectus.


DELOITTE & TOUCHE LLP /s/

Chicago, Illinois
July 16,2008